UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

COCA-COLA CONSOLIDATED, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza Charlotte, NC	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 557-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	COKE	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On December 30, 2020, Coca-Cola Consolidated, Inc. (the “Company”) and CCBCC Operations, LLC, a wholly owned subsidiary of the Company (“CCBCC Operations”), entered into a termination agreement (the “Termination Agreement”) to terminate, effective as of that same date, (i) that certain first amended and restated revolving credit loan agreement, dated as of October 7, 2020, by and between the Company and CCBCC Operations (as successor in interest to Piedmont Coca-Cola Bottling Partnership (“Piedmont”)) (the “Revolving Credit Loan Agreement”), and (ii) that certain fifth amended and restated promissory note, dated as of September 18, 2017, by and between the Company, as lender, and CCBCC Operations (as successor in interest to Piedmont), as borrower (the “Promissory Note”). At the time of the termination of the Promissory Note, no amounts were outstanding thereunder. Pursuant to the Termination Agreement, (1) neither party shall have any further rights or obligations under the Revolving Credit Loan Agreement or the Promissory Note, and (2) the Revolving Credit Loan Agreement and the Promissory Note shall have no further force or effect. The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

In addition, the Company, as borrower, and CCBCC Operations (as successor in interest to Piedmont), as lender, were also parties to that certain demand short-term promissory note, dated as of October 7, 2020 (the “Demand Short-Term Promissory Note”), which was issued pursuant to the Revolving Credit Loan Agreement. All rights of CCBCC Operations under the Demand Short-Term Promissory Note have been transferred to the Company, and the Demand Short-Term Promissory Note has been extinguished.

The termination of the Revolving Credit Loan Agreement and the Promissory Note and the transfer of CCBCC Operations’ rights under, and the extinguishment of, the Demand Short-Term Promissory Note were effected in connection with the Company’s acquisition of the remaining 22.674% general partnership interest in Piedmont, upon completion of which on December 9, 2020, Piedmont became an indirect wholly owned subsidiary of the Company, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 10, 2020. Copies of the Revolving Credit Loan Agreement and the form of the Demand Short-Term Promissory Note were filed as Exhibit 4.1 and Exhibit 4.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on October 13, 2020, and a copy of the Promissory Note was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description	Incorporated by Reference or Filed/Furnished Herewith

10.1	Termination Agreement, dated as of December 30, 2020, by and between the Company and CCBCC Operations, LLC.	Filed herewith.

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA CONSOLIDATED, INC.

Date: December 30, 2020	By:	/s/ E. Beauregarde Fisher III
E. Beauregarde Fisher III
Executive Vice President, General Counsel and Secretary